SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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PIMCO EQUITY SERIES

(Name of Registrant as Specified In Its Charter)

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PIMCO EQUITY SERIES

650 Newport Center Drive

Newport Beach, California 92660

December 18, 2015

Dear Shareholder:

On behalf of the Board of Trustees of PIMCO Equity Series (the “Trust”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of each series of the Trust (each a “Fund,” and collectively, the “Funds”), to be held at the Newport Beach Marriott Hotel & Spa, Cardiff Room, 900 Newport Center Drive, Newport Beach, California 92660 on February 5, 2016 at 10:00 A.M., Pacific time.

At the Meeting, shareholders of the Trust will be asked to vote on the election of two Trustees to the Board of Trustees of the Trust.

Your vote is important. The proposal has been carefully reviewed by the Board of Trustees. They unanimously recommend that you vote for the proposal. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid additional mailings. If you have any questions regarding the proxy statement, please call (877) 536-1555.

Thank you in advance for your participation in this important event.

Sincerely,

Brent R. Harris
Chairman of the Board

PIMCO EQUITY SERIES

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held February 5, 2016

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of the series of the Trust (each a “Fund,” and collectively, the “Funds”), will be held at the Newport Beach Marriott Hotel & Spa, Cardiff Room, 900 Newport Center Drive, Newport Beach, California 92660 on February 5, 2016 at 10:00 A.M., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the following proposal for the Trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect two Trustees to the Board of Trustees.

The Board of Trustees has fixed the close of business on December 10, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid additional mailings, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact DF King & Co. Inc., an ASTOne Company, at (877) 536-1555 Monday through Friday from 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 5, 2016. This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyonline.com/docs/PIMCOEquitySeries. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary
December 18, 2015

FUNDS PARTICIPATING IN THE MEETING

ON FEBRUARY 5, 2016

PIMCO Balanced Income Fund

PIMCO Dividend and Income Builder Fund

PIMCO EqS® Long/Short Fund

PIMCO Global Dividend Fund

PIMCO International Dividend Fund

PIMCO RAE Fundamental Emerging Markets Fund

PIMCO RAE Fundamental Global Fund

PIMCO RAE Fundamental Global ex-US Fund

PIMCO RAE Fundamental International Fund

PIMCO RAE Fundamental US Fund

PIMCO RAE Fundamental US Small Fund

PIMCO RealPathTM Blend Income Fund

PIMCO RealPathTM Blend 2020 Fund

PIMCO RealPathTM Blend 2025 Fund

PIMCO RealPathTM Blend 2030 Fund

PIMCO RealPathTM Blend 2035 Fund

PIMCO RealPathTM Blend 2040 Fund

PIMCO RealPathTM Blend 2045 Fund

PIMCO RealPathTM Blend 2050 Fund

PIMCO RealPathTM Blend 2055 Fund

PIMCO U.S. Dividend Fund

PIMCO EQUITY SERIES

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(877) 536-1555

For account information call:

(888) 877-4626

If a broker or other nominee holds your shares, you may contact the broker or nominee directly.

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on February 5, 2016

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Equity Series (the “Trust”), a Delaware statutory trust and open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) for use at a special meeting of shareholders of each series of the Trust (each a “Fund,” and collectively, the “Funds”) (the “Meeting”). The Meeting is scheduled to be held at the Newport Beach Marriott Hotel & Spa, Cardiff Room, 900 Newport Center Drive, Newport Beach, California 92660 on February 5, 2016 at 10:00 A.M., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Meeting and proxy card are first being mailed to shareholders on or about December 18, 2015.

The purpose of the Meeting is to consider and act upon a proposal to elect two Trustees to the Board of Trustees (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on December 10, 2015 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each share registered in his or her name. The total number of shares outstanding as of October 31, 2015 for each Fund and for each class of each Fund is set forth in Exhibit A.

Certain funds for which PIMCO serves as investment adviser (the “PIMCO Funds of Funds”) invest substantially all of their assets in other funds advised by PIMCO, including certain of the Funds. As of October 31, 2015, the PIMCO Funds of Funds together owned 25% or more of the outstanding shares of beneficial interest of the PIMCO Global Dividend Fund, PIMCO EqS® Long/Short Fund and PIMCO RAE Fundamental International Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Please see Exhibit B for more information regarding the PIMCO Funds of Funds’ ownership of Fund shares. PIMCO will vote any shares of a Fund held by the PIMCO Funds of Funds in proportion to the votes of all other shareholders of that Fund.

Persons who, to the knowledge of the Trust, beneficially own more than five percent of a Fund’s outstanding shares as of October 31, 2015 are listed in Exhibit B under “Share Ownership of Certain Beneficial Owners.”

The principal business address of Pacific Investment Management Company LLC (“PIMCO”), each Fund’s investment adviser and administrator, is 650 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC (“PIMCO Investments”), each Fund’s principal underwriter and distributor, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Fund’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against the Trust’s shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification.

Shareholders can find important information about the Funds in the annual report to shareholders, dated June 30, 2015, which previously has been furnished to shareholders. Shareholders may request another copy of this report by writing to the Trust at the above address, by calling the appropriate telephone number above or online at https://www.pimco.com/resources.

PROPOSAL: ELECTION OF TWO TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this proposal is to elect two nominees to the Board of Trustees, neither of whom currently serves as a Trustee of the Trust.

At the Meeting, Trustees of the Trust are to be elected, each to serve until his or her successor is duly elected and qualifies, or until his or her earlier resignation or removal (as provided in the Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the two nominees named below, unless the proxy contains contrary instructions.

The nominees for election to the Board of Trustees are Ms. Jennifer Holden Dunbar and Mr. Ronald C. Parker. Ms. Dunbar and Mr. Parker are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustee Nominees”). Each of the Independent Trustee Nominees was recommended for nomination by the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). Both of the nominees were then approved by the Governance Committee of the Board of Trustees and by the Board of Trustees.

Each of the nominees has consented to serve as a Trustee. The Board of Trustees knows of no reason why either of the nominees will be unable to serve, but in the event either nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

The Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

Nominees

Basic information concerning the nominees is set forth below. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustee Nominees
Jennifer Holden Dunbar (1963)	N/A	N/A	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951)	N/A	N/A	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of October 31, 2015.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Funds, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust and PIMCO ETF Trust. The nominees have also been nominated to the Board of Trustees of PIMCO Equity Series VIT.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other nominees, each nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

The following is a summary of qualifications, experiences and skills of each Nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Ms. Dunbar has prior financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies. She also has gained relevant experience as a Trustee of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2015.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. He also has valuable experience as a Trustee of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2009.

Trustee and Nominee Ownership of Fund Shares

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the nominee as of October 31, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies*
	Name of Fund	Dollar Range
Independent Trustee Nominees
Jennifer Holden Dunbar	None	N/A	Over $100,000
Ronald C. Parker	None	N/A	Over $100,000

*	The term “Family of Investment Companies” as used herein includes each series of the Trust and the series of PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each Trustee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the Trustee as of October 31, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Trustee
Brent R. Harris	None	N/A	Over $100,000

Independent Trustees
E. Philip Cannon	PIMCO Dividend and Income Builder Fund	$50,001 - $100,000	Over $100,000
	PIMCO EqS® Long/Short Fund	$50,001 - $100,000

Peter B. McCarthy	PIMCO Balanced Income Fund	$10,001 - $50,000	Over $100,000
	PIMCO Dividend and Income Builder Fund	$50,001 - $100,000
	PIMCO EqS® Long/Short Fund	$50,001 - $100,000

As of October 31, 2015, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Funds.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees from the Trust for the fiscal year ended June 30, 2015, and the aggregate compensation paid by the Fund Complex for fiscal year ended June 30, 2015:

Name	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement as Part of Fund Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[2]
Interested Trustee
Brent R. Harris	$0	$0	$0	$0

Independent Trustees
E. Philip Cannon	$88,250	N/A	N/A	$445,050
Peter B. McCarthy	$98,250	N/A	N/A	$229,650

1	During the Trust’s fiscal year ended June 30, 2015, each Trustee, other than the Trustee affiliated with PIMCO, or its affiliates (i.e., Mr. Harris), received an annual retainer of $62,000, plus $6,250 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional retainer of $9,000 and the governance committee chair received an additional annual retainer of $750. Additionally, effective May 11, 2015, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $375 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional annual retainer of $2,000 which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $1,000.
2	During the one-year period ended June 30, 2015, Mr. Cannon also served as Trustee of PIMCO Funds, a registered open-end management investment company, PIMCO Variable Insurance Trust, a registered open-end management investment company, and PIMCO ETF Trust, a registered open-end management investment company. Mr. McCarthy joined the Boards of Trustees of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust on April 20, 2015. Each Trustee also served as a Trustee of PIMCO Equity Series VIT, a registered open-end management investment company.

For their services to PIMCO Funds, each of Messrs. Cannon and McCarthy receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. Additionally, effective May 11, 2015, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $750 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional annual retainer of $8,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $4,250.

For their services to PIMCO Variable Insurance Trust, each of Messrs. Cannon and McCarthy receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. Additionally, effective May 11, 2015, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $750 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional annual retainer of $3,250, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $1,625.

For their services to PIMCO ETF Trust, each of Messrs. Cannon and McCarthy receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. Additionally, effective May 11, 2015, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $750 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional annual retainer of $3,150, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $1,575.

For their services to PIMCO Equity Series VIT, each Trustee who is unaffiliated with PIMCO or its affiliates receives an annual retainer of $10,500, plus $1,875 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,400 and each other committee chair receives an additional annual retainer of $250. Additionally, effective May 11, 2015, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $250 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional annual retainer of $1,000, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $500.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, PIMCO Equity Series c/o Fund Administration, 650 Newport Center Drive, Newport Beach, CA 92660. When

writing to the Board, shareholders should identify themselves, the Fund or Funds they are writing about, the firm through which they purchased the Fund or Funds, the share class they own (if applicable), and the number of shares held by the shareholder.

The Trust’s Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature.

These Procedures shall not apply to any communication from an officer or Trustee of a Fund or any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Board of Trustees has designated management’s representative on the Board, if any, or any officer of the relevant Fund, as the full Board’s representative to attend meetings of the Fund’s shareholders and to otherwise make himself or herself available to shareholders for communications.

Leadership Structure and Risk Oversight Function

The Board is currently composed of three Trustees, two of whom are Independent Trustees. The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. During the fiscal year ended June 30, 2015, there were four regular meetings of the Board.

Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Oversight Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board may also establish ad hoc committees from time to time. The Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as important liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows and encourages all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its self-evaluations, including formally once per year. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that serves to enhance effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other Trusts in the Fund Complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the Fund Complex; and the management, distribution and other service arrangements of each Fund, the Trust and the Fund Complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO, PIMCO Investments and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

Audit Committee. The Board has a standing Audit Committee that currently consists of all of the Independent Trustees (currently Messrs. Cannon and McCarthy (Chair)). If elected, Ms. Dunbar and Mr. Parker will be members of the Audit Committee. The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting as liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended June 30, 2015, there were four meetings of the Audit Committee.

Valuation Oversight Committee. The Board has formed a Valuation Oversight Committee to which it has delegated responsibility for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Trust’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Oversight Committee currently consists of Messrs. Cannon (co-Lead), Harris, and McCarthy (co-Lead). However, the members of this committee may be changed by the Board of Trustees from time to time. If elected, Ms. Dunbar and Mr. Parker will be members of the Valuation Oversight Committee. During the fiscal year ended June 30, 2015, there were nine meetings of the Valuation Committee (the predecessor committee to the Valuation Oversight Committee) and one meeting of the Valuation Oversight Committee.

Governance Committee. The Board also has a Governance Committee, which is currently composed of all of the Trustees (including Mr. Harris who is an “interested” Trustee). If elected, Ms. Dunbar and Mr. Parker will be members of the Governance Committee. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees (currently Messrs. Cannon (Chair) and McCarthy). The interested trustees who are members of the Committee, at the request of and with the participation of the independent trustees, may participate in the process of identifying potential independent trustee candidates and in any related matters, as the independent trustees may request and to the extent permitted under applicable law.

The Governance Committee requires that each prospective Trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that Trustees may not serve simultaneously in a similar capacity on the board of a registered investment company that is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective Trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition. The Governance Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustees. While the Governance Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

The Governance Committee has a policy in place for considering Trustee candidates recommended by shareholders. The Governance Committee may consider potential Trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the proposed Trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed Trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed Trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect Trustees.

All Trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed Trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares that are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the Trustee candidate; (iv) the Trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the Trustee candidate; (v) all information regarding the Trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the Trustee candidate that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) had the Trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the Trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the Trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a Trustee if so elected.

During the fiscal year ended June 30, 2015, there were three meetings of the Governance Committee.

The Governance Committee charter is attached as Exhibit C.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for evolving fresh perspectives and knowledge, and to enhance the overall effectiveness of the Board. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

Required Vote

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the Proposal. Unmarked proxies will be so voted.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Meeting and Proxy Statement will be borne by PIMCO under the terms of the Trust’s Supervision and Administration Agreement, including the costs of retaining DF King & Co. Inc., an ASTOne Company, which are estimated to be approximately $10,000. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trust at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about December 18, 2015. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trust will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Quorum and Voting Requirements

The holders of one-third of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When a quorum is present at any meeting, a majority of the outstanding shares voted shall decide any questions, except that Trustees shall be elected by the affirmative vote of a plurality of the votes cast at such meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes will be treated as Shares that are present. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal with respect to which the brokers or nominees do not have discretionary power.

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

Adjournment

Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, either in person or by proxy. Notwithstanding the above, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Beneficial Ownership

As of October 31, 2015, the persons owning of record or beneficially 5% or more of the Funds’ Shares are set forth in Exhibit B.

Trustees and Officers of the Trust

The name, address, position and principal occupations during the past five years of the Trustees and principal executive officers of the Trust are listed in Exhibit D.

Independent Registered Public Accounting Firm

Information related to the Funds’ Independent Registered Public Accounting Firm is set out in Exhibit E.

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust, in care of PIMCO Investments LLC, 1633 Broadway, New York, NY 10019, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary
December 18, 2015

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO Equity Series Annual Report for the fiscal year ended June 30, 2015 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660, telephoning it at (888) 877-4626 or online at https://www.pimco.com/resources.

EXHIBIT A

As of October 31, 2015, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

Fund Name	Class	Shares Outstanding	Total Shares Outstanding for the Fund
PIMCO Balanced Income Fund	A	401,626.838	1,643,405.433
	C	472,023.851
	D	51,197.045
	INST	705,579.304
	P	12,978.395

PIMCO Dividend and Income Builder Fund	A	23,716,732.486	67,832,454.089
	C	27,750,774.424
	D	2,760,787.599
	INST	4,408,597.760
	P	9,173,188.988
	R	22,372.832

PIMCO EqS® Long/Short Fund	A	13,697,878.817	74,765,913.820
	C	13,155,723.825
	D	4,231,170.511
	INST	22,209,723.888
	P	21,471,416.779

PIMCO Global Dividend Fund	A	4,748,433.710	17,397,921.622
	C	3,312,450.247
	D	242,196.553
	INST	8,772,470.640
	P	320,841.019
	R	1,529.453

PIMCO International Dividend Fund	A	77,277.482	597,056.553
	C	68,331.201
	D	21,326.830
	INST	421,494.765
	P	8,626.275

PIMCO RAE Fundamental Emerging Markets Fund	A	8,155.125	20,687,869.910
	C	3,576.058
	INST	20,672,606.905
	P	3,531.822

Fund Name	Class	Shares Outstanding	Total Shares Outstanding for the Fund
PIMCO RAE Fundamental Global Fund	A	5,413.469	3,921,934.287
	C	2,406.437
	INST	3,912,891.664
	P	1,222.717

PIMCO RAE Fundamental Global ex-US Fund	A	1,000.000	7,141,947.014
	C	1,000.000
	INST	7,138,947.014
	P	1,000.000

PIMCO RAE Fundamental International Fund	A	1,389.610	15,970,898.657
	C	1,000.000
	INST	15,841,977.233
	P	126,531.814

PIMCO RAE Fundamental US Fund	A	124,617.036	45,786,411.466
	C	16,981.144
	INST	45,421,620.347
	P	223,192.939

PIMCO RAE Fundamental US Small Fund	A	35,719.265	11,405,539.241
	C	1,000.000
	INST	11,349,868.342
	P	18,951.634

PIMCO RealPathTM Blend Income Fund	A	6,001.661	318,390.467
	ADMIN	1,004.507
	INST	311,384.299

PIMCO RealPathTM Blend 2020 Fund	A	1,003.353	315,197.909
	ADMIN	1,004.868
	INST	313,189.688

PIMCO RealPathTM Blend 2025 Fund	A	1,131.925	384,347.752
	ADMIN	1,527.544
	INST	381,688.283

PIMCO RealPathTM Blend 2030 Fund	A	1,148.479	316,752.546
	ADMIN	1,005.160
	INST	314,598.907

PIMCO RealPathTM Blend 2035 Fund	A	2,220.386	350,982.020
	ADMIN	1,019.530
	INST	347,742.104

Fund Name	Class	Shares Outstanding	Total Shares Outstanding for the Fund
PIMCO RealPathTM Blend 2040 Fund	A	3,164.085	310,340.114
	ADMIN	3,502.902
	INST	303,673.127

PIMCO RealPathTM Blend 2045 Fund	A	1,003.259	315,629.972
	ADMIN	3,887.939
	INST	310,738.774

PIMCO RealPathTM Blend 2050 Fund	A	7,628.061	314,728.510
	ADMIN	1,340.888
	INST	305,759.561

PIMCO RealPathTM Blend 2055 Fund	A	6,561.573	311,073.398
	ADMIN	1,102.060
	INST	303,409.765

PIMCO U.S. Dividend Fund	A	108,225.293	642,164.444
	C	102,681.270
	D	7,208.518
	INST	423,027.487
	P	1,021.876

EXHIBIT B

As of October 31, 2015 the following persons owned of record or beneficially 5% or more of the shares of a class of the Funds:

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO Balanced Income Fund	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	78,121.93		19.97%

PIMCO Balanced Income Fund	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	95,286.38		24.36%

PIMCO Balanced Income Fund	A	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	138,356.21	*	35.37%

PIMCO Balanced Income Fund	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	114,136.45		24.12%

PIMCO Balanced Income Fund	C	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	170,898.63	*	36.12%

PIMCO Balanced Income Fund	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	70,625.26		14.93%

PIMCO Balanced Income Fund	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	29,093.63	*	56.83%

PIMCO Balanced Income Fund	D	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9,349.02		18.26%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO Balanced Income Fund	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10,214.65		19.95%

PIMCO Balanced Income Fund	INST	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	315,204.66	*	44.67%

PIMCO Balanced Income Fund	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	342,049.59	*	48.48%

PIMCO Balanced Income Fund	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8,042.47	*	61.97%

PIMCO Balanced Income Fund	P	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	4,935.42	*	38.03%

PIMCO Dividend and Income Builder Fund	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD, SAINT LOUIS MO 63131-3729	1,800,297.51		7.59%

PIMCO Dividend and Income Builder Fund	A	**	FIRST CLEARING LLC SPECIAL CUSTODY OF ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,864,473.95		7.86%

PIMCO Dividend and Income Builder Fund	A	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,095,842.65		17.27%

PIMCO Dividend and Income Builder Fund	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM, 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,206,310.61		13.52%

Fund Name	Class		Registration	Shares Beneficially Owned	Percentage of Outstanding Shares Owned
PIMCO Dividend and Income Builder Fund	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,150,198.59	9.06%

PIMCO Dividend and Income Builder Fund	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,634,540.93	11.11%

PIMCO Dividend and Income Builder Fund	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM, 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,580,366.64	20.12%

PIMCO Dividend and Income Builder Fund	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,895,045.78	6.83%

PIMCO Dividend and Income Builder Fund	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,603,354.91	9.39%

PIMCO Dividend and Income Builder Fund	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,830,210.19	6.60%

PIMCO Dividend and Income Builder Fund	C	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,457,880.49	5.26%

PIMCO Dividend and Income Builder Fund	C	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,657,851.50	13.19%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO Dividend and Income Builder Fund	C	**	FIRST CLEARING LLC SPECIAL CUSTODY OF ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,832,036.75		10.21%

PIMCO Dividend and Income Builder Fund	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,731,622.79		6.24%

PIMCO Dividend and Income Builder Fund	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,214,658.46	*	43.99%

PIMCO Dividend and Income Builder Fund	D	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	238,977.74		8.65%

PIMCO Dividend and Income Builder Fund	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	715,452.56	*	25.91%

PIMCO Dividend and Income Builder Fund	D	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	333,580.85		12.08%

PIMCO Dividend and Income Builder Fund	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,364,821.52	*	30.98%

PIMCO Dividend and Income Builder Fund	INST		STATE STREET BANK FBO THE PIMCO FOUNDATION, 1633 BROADWAY NEW YORK, NY 10019	500,907.66		11.37%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO Dividend and Income Builder Fund	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	932,563.81	F15	21.17%

PIMCO Dividend and Income Builder Fund	INST	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,139,174.05	*	25.86%

PIMCO Dividend and Income Builder Fund	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	1,055,198.15		11.52%

PIMCO Dividend and Income Builder Fund	P	**	UBS WM USA XOX XXXXX XXXX, OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	893,719.97		9.76%

PIMCO Dividend and Income Builder Fund	P	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	775,698.78		8.47%

PIMCO Dividend and Income Builder Fund	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	973,384.21		10.63%

PIMCO Dividend and Income Builder Fund	P	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,521,037.45		16.61%

PIMCO Dividend and Income Builder Fund	P	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,566,990.49	*	28.03%

PIMCO Dividend and Income Builder Fund	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX, ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	738,602.91		8.07%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO Dividend and Income Builder Fund	R	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	4,275.02		19.11%

PIMCO Dividend and Income Builder Fund	R		ATTN MUTUAL FUND ADMINISTRATOR C/O M&T BANK ID XXX SEI PRIVATE TR CO, ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	16,304.75	*	72.88%

PIMCO EqS® Long/Short Fund	A	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,758,877.81		20.16%

PIMCO EqS® Long/Short Fund	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,061,141.50		7.76%

PIMCO EqS® Long/Short Fund	A	**	UBS WM USA XOX XXXXX XXXX, OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,592,604.78		11.64%

PIMCO EqS® Long/Short Fund	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	771,905.08		5.64%

PIMCO EqS® Long/Short Fund	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,909,464.65		13.96%

PIMCO EqS® Long/Short Fund	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1,383,579.97		10.11%

PIMCO EqS® Long/Short Fund	A	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,876,225.74		13.71%

PIMCO EqS® Long/Short Fund	C	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,173,922.57		24.15%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO EqS® Long/Short Fund	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,077,054.05		8.20%

PIMCO EqS® Long/Short Fund	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,445,343.83		11.00%

PIMCO EqS® Long/Short Fund	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,124,330.76		8.56%

PIMCO EqS® Long/Short Fund	C	**	UBS WM USA XOX XXXXX XXXX, OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,476,804.84		11.24%

PIMCO EqS® Long/Short Fund	C	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,296,874.59		17.48%

PIMCO EqS® Long/Short Fund	D	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	310,180.25		7.33%

PIMCO EqS® Long/Short Fund	D	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,108,972.40	*	26.20%

PIMCO EqS® Long/Short Fund	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,814,865.79	*	42.88%

PIMCO EqS® Long/Short Fund	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	781,083.57		18.46%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO EqS® Long/Short Fund	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,565,190.83		11.79%

PIMCO EqS® Long/Short Fund	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	2,522,785.87		11.60%

PIMCO EqS® Long/Short Fund	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	3,470,291.18		15.95%

PIMCO EqS® Long/Short Fund	INST	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,237,606.28		5.69%

PIMCO EqS® Long/Short Fund	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	6,680,084.67	*	30.71%

PIMCO EqS® Long/Short Fund	INST	**	UBS WM USA XOX XXXXX XXXX, OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,281,587.95		5.89%

PIMCO EqS® Long/Short Fund	P	**	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER, 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,387,704.34	*	25.13%

PIMCO EqS® Long/Short Fund	P	**	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY SAINT LOUIS MO 63102-2188	1,298,111.89		6.05%

PIMCO EqS® Long/Short Fund	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,982,660.91		9.25%

Fund Name	Class		Registration	Shares Beneficially Owned	Percentage of Outstanding Shares Owned
PIMCO EqS® Long/Short Fund	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	3,795,767.44	17.70%

PIMCO EqS® Long/Short Fund	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX, ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,580,582.41	7.37%

PIMCO EqS® Long/Short Fund	P	**	UBS WM USA XOX XXXXX XXXX, OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	5,292,684.79	24.69%

PIMCO Global Dividend Fund	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	346,482.66	7.31%

PIMCO Global Dividend Fund	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	446,124.00	9.41%

PIMCO Global Dividend Fund	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	412,093.42	8.69%

PIMCO Global Dividend Fund	A	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,141,643.40	24.09%

PIMCO Global Dividend Fund	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD, SAINT LOUIS MO 63131-3729	858,133.83	18.11%

PIMCO Global Dividend Fund	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	335,275.39	7.07%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO Global Dividend Fund	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	221,192.93		6.69%

PIMCO Global Dividend Fund	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	434,685.03		13.14%

PIMCO Global Dividend Fund	C	**	UBS WM USA XOX XXXXX XXXX, OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	210,214.31		6.36%

PIMCO Global Dividend Fund	C	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	352,623.47		10.66%

PIMCO Global Dividend Fund	C	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	568,867.41		17.20%

PIMCO Global Dividend Fund	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	340,206.91		10.29%

PIMCO Global Dividend Fund	D	**	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS, 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	17,884.83		7.38%

PIMCO Global Dividend Fund	D	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	121,851.60	*	50.31%

PIMCO Global Dividend Fund	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	23,499.23		9.70%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO Global Dividend Fund	D	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	12,838.77		5.30%

PIMCO Global Dividend Fund	D		CAPITAL ONE INVESTING, LLC —OMNIBUS ACCOUNT —, 83 S KING ST STE 700 SEATTLE WA 98104-2851	14,412.90		5.95%

PIMCO Global Dividend Fund	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	42,830.41		17.68%

PIMCO Global Dividend Fund	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	1,530,593.41		17.46%

PIMCO Global Dividend Fund	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	595,128.32		6.79%

PIMCO Global Dividend Fund	INST		STATE STREET KANSAS CITY FBO PVIT GLOBAL DIVERSIFIED ALLOCATION PORTFOLIO, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	6,122,358.64	*	69.85%

PIMCO Global Dividend Fund	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	111,372.39	*	34.71%

PIMCO Global Dividend Fund	P	**	UBS WM USA XOX XXXXX XXXX, OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	97,584.26	*	30.42%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO Global Dividend Fund	P	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX, ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	49,947.84		15.57%

PIMCO Global Dividend Fund	P	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	17,120.07		5.34%

PIMCO Global Dividend Fund	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	35,330.71		11.01%

PIMCO Global Dividend Fund	R	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	980.49		64.11%

PIMCO Global Dividend Fund	R	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	548.97	*	35.89%

PIMCO International Dividend Fund	A	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	16,042.36		20.76%

PIMCO International Dividend Fund	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	16,480.88		21.33%

PIMCO International Dividend Fund	A	**	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT, 1 LINCOLN ST BOSTON MA 02111-2901	23,796.52	*	30.79%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO International Dividend Fund	C		SSB&T CUST SIMPLE IRA EYE CLINIC OF MERIDIAN FBO DON E MARASCALCO, PO BOX 1551 MERIDIAN MS 39302-1551	6,076.26		8.89%

PIMCO International Dividend Fund	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12,267.80		17.95%

PIMCO International Dividend Fund	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	4,353.83		6.37%

PIMCO International Dividend Fund	C	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	23,651.04	*	34.61%

PIMCO International Dividend Fund	D	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8,123.42	*	36.50%

PIMCO International Dividend Fund	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	13,508.16	*	60.69%

PIMCO International Dividend Fund	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	112,721.32	*	26.74%

PIMCO International Dividend Fund	INST	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	307,896.06	*	73.05%

PIMCO International Dividend Fund	P	**	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY SAINT LOUIS MO 63102-2188	3,091.66	*	35.84%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO International Dividend Fund	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5,534.62	*	64.16%

PIMCO RAE Fundamental Emerging Markets Fund	A		WILLIAM BLAIR & CO L L C EQUITY TRUST COMPANY AS TTEE, 222 WEST ADAMS STREET CHICAGO IL 60606-5312	3,131.93	*	38.40%

PIMCO RAE Fundamental Emerging Markets Fund	A	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,946.32	*	48.39%

PIMCO RAE Fundamental Emerging Markets Fund	A	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,000.00		12.26%

PIMCO RAE Fundamental Emerging Markets Fund	C	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	754.79		21.11%

PIMCO RAE Fundamental Emerging Markets Fund	C		SSB&T CUST IRA FBO CATHERINE A LAKE, PO BOX 444 BRANT ROCK MA 02020-0444	217.23		6.07%

PIMCO RAE Fundamental Emerging Markets Fund	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,177.55	*	32.93%

PIMCO RAE Fundamental Emerging Markets Fund	C		SSB&T CUST IRA FBO GERALD C LAKE, PO BOX 444 BRANT ROCK MA 02020-0444	426.49		11.93%

PIMCO RAE Fundamental Emerging Markets Fund	C	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	27.96%

Fund Name	Class		Registration	Shares Beneficially Owned	Percentage of Outstanding Shares Owned
PIMCO RAE Fundamental Emerging Markets Fund	INST		STATE STREET BANK & TRUST CO FBO PIMCO RAE FUNDAMENTAL GLOBAL US-EX FUND, 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6310	1,718,624.94	8.31%

PIMCO RAE Fundamental Emerging Markets Fund	INST		SOUTHWESTERN MEDICAL FOUNDATION, 3889 MAPLE AVE STE 100 DALLAS TX 75219-3914	2,021,187.50	9.78%

PIMCO RAE Fundamental Emerging Markets Fund	INST		BROADWAY INVESTMENT INC TTEE ORPHEUS TRUST U/A DTD XX/XX/XXXX, 1325 AIRMOTIVE WAY STE 340 RENO NV 89502-3299	1,820,624.56	8.81%

PIMCO RAE Fundamental Emerging Markets Fund	INST		THE UNIVERSITY OF CHICAGO PENSION PLAN FOR STAFF EMPLOYEES ATTN PATRICK OHARA, 401 N MICHIGAN AVE STE 900 CHICAGO IL 60611-4212	1,829,159.09	8.85%

PIMCO RAE Fundamental Emerging Markets Fund	INST		RFTA INVESTMENTS LP, ATTN ROBERT L LEBERMAN 1325 AIRMOTIVE WAY STE 340 RENO NV 89502-3299	1,412,464.14	6.83%

PIMCO RAE Fundamental Emerging Markets Fund	INST		ARMY & AIR FORCE RETIREMENT ANNUITY PLAN PRM, 3911 S WALTON WALKER BLVD DALLAS TX 75236-1509	1,602,176.76	7.75%

PIMCO RAE Fundamental Emerging Markets Fund	INST	**	DINGLE & CO, C/O COMERICA BK ATTN MUTUAL FUNDS MC 3446 PO BOX 75000 DETROIT MI 48275-0001	1,224,914.95	5.93%

PIMCO RAE Fundamental Emerging Markets Fund	INST		ARMY & AIR FORCE RETIREMENT ANNUITY PLAN BASIC, 3911 S WALTON WALKER BLVD DALLAS TX 75236-1509	4,201,344.03	20.32%

PIMCO RAE Fundamental Emerging Markets Fund	INST		BROADWAY INVESTMENT INC TTEE PLEIADES TRUST U/A DTD XX/XX/XXXX, 1325 AIRMOTIVE WAY STE 340 RENO NV 89502-3299	1,865,814.95	9.03%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO RAE Fundamental Emerging Markets Fund	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,531.82	*	71.69%

PIMCO RAE Fundamental Emerging Markets Fund	P	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	28.31%

PIMCO RAE Fundamental Global Fund	A		SSB&T CUST SEP IRA FBO TONIA M MCGEE, 4616 MANOR WAY FLOWER MOUND TX 75028-3145	1,142.24		21.10%

PIMCO RAE Fundamental Global Fund	A		SSB&T CUST SEP IRA FBO JAMES E MCGEE, 4616 MANOR WAY FLOWER MOUND TX 75028-3145	1,891.54	*	34.94%

PIMCO RAE Fundamental Global Fund	A	**	SSB&T CUST IRA DCD MARGIE D DOBBS FBO LINDA DOBBS WILLIS, 3612 LAKEVIEW DR GRAPEVINE TX 76051-4538	950.54		17.56%

PIMCO RAE Fundamental Global Fund	A	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	429.14		7.93%

PIMCO RAE Fundamental Global Fund	A	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,000.00		18.47%

PIMCO RAE Fundamental Global Fund	C	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	41.56%

PIMCO RAE Fundamental Global Fund	C		SSB&T CUST IRA FBO DAVID D FINLEY, 110 PATCH ST INTERLACHEN FL 32148-7333	316.10		13.14%

PIMCO RAE Fundamental Global Fund	C	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	645.77	*	26.84%

PIMCO RAE Fundamental Global Fund	C		SSB&T CUST ROTH IRA FBO DAVID D FINLEY, 110 PATCH ST INTERLACHEN FL 32148-7333	444.56		18.47%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO RAE Fundamental Global Fund	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	384,485.31		9.83%

PIMCO RAE Fundamental Global Fund	INST		MCGILVRAY COMPANY LLC, 345 SANTA RITA AVE PALO ALTO CA 94301-3942	412,927.19		10.55%

PIMCO RAE Fundamental Global Fund	INST		STEPHEN M KAUFMAN, 5120 WOODWAY DR STE 6002 HOUSTON TX 77056-1759	310,269.13		7.93%

PIMCO RAE Fundamental Global Fund	INST		MIAMI UNIVERSITY FOUNDATION, 107 ROUDEBUSH HALL OXFORD OH 45056	2,742,861.87	*	70.10%

PIMCO RAE Fundamental Global Fund	P	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	81.79%

PIMCO RAE Fundamental Global Fund	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	222.72		18.21%

PIMCO RAE Fundamental Global ex-US Fund	A	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	100.00%

PIMCO RAE Fundamental Global ex-US Fund	C	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	100.00%

PIMCO RAE Fundamental Global ex-US Fund	INST		US BANK AS TRUSTEE FOR SAN DIEGO TRANSIT CORPORATION EMPLOYEE’S RETIREMENT PLAN, 221 SOUTH FIGUEROA ST STE 210 LOS ANGELES CA 90012-2524	1,469,810.37		20.59%

PIMCO RAE Fundamental Global ex-US Fund	INST	**	MITRA & CO FBO XX C/O MARSHALL & ILSLEY TRUST COMPANY, 11270 W PARK PL STE 400-PPW-08-WM ATTN MUTUAL FUNDS MILWAUKEE WI 53224-3638	5,635,849.15	*	78.95%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO RAE Fundamental Global ex-US Fund	P	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	100.00%

PIMCO RAE Fundamental International Fund	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	389.61	*	28.04%

PIMCO RAE Fundamental International Fund	A	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	71.96%

PIMCO RAE Fundamental International Fund	C	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	100.00%

PIMCO RAE Fundamental International Fund	INST	**	SEI PRIVATE TRUST COMPANY C/O COMPASS BANK ID XXX, 1 FREEDOM VALLEY DR OAKS PA 19456-9989	3,803,867.42		24.01%

PIMCO RAE Fundamental International Fund	INST		STATE STREET BANK & TRUST CO FBO PIMCO RAE FUNDAMENTAL GLOBAL US-EX FUND, 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6310	5,408,487.21	*	34.14%

PIMCO RAE Fundamental International Fund	INST		THE UNIVERSITY OF CHICAGO PENSION PLAN FOR STAFF EMPLOYEES ATTN PATRICK OHARA, 401 N MICHIGAN AVE STE 900 CHICAGO IL 60611-4212	3,098,623.60		19.56%

PIMCO RAE Fundamental International Fund	INST		STATE STREET BANK & TRUST CO FBO PIMCO RAE FUNDAMENTAL GLOBAL FUND, 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6310	1,351,294.63		8.53%

PIMCO RAE Fundamental International Fund	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,343,333.01		8.48%

Fund Name	Class		Registration	Shares Beneficially Owned	Percentage of Outstanding Shares Owned
PIMCO RAE Fundamental International Fund	P		JANNEY MONTGOMERY SCOTT LLC A/C XXXX-XXXX SALLY M HAGGERTY, 1717 ARCH STREET PHILADELPHIA PA 19103-2713	7,810.41	6.17%

PIMCO RAE Fundamental International Fund	P	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8,443.51	6.67%

PIMCO RAE Fundamental International Fund	P		JANNEY MONTGOMERY SCOTT LLC A/C XXXX-XXXX JAMES E MCELHENNY AND LYNN S MCELHENNY JT-TEN, 1717 ARCH STREET PHILADELPHIA PA 19103-2713	14,302.43	11.30%

PIMCO RAE Fundamental International Fund	P		JANNEY MONTGOMERY SCOTT LLC A/C XXXX-XXXX CONNIE PAPPAS, 1717 ARCH STREET PHILADELPHIA PA 19103-2713	13,882.78	10.97%

PIMCO RAE Fundamental International Fund	P		JANNEY MONTGOMERY SCOTT LLC A/C XXXX-XXXX SALLY E WILL-WEBER XX W ELIZABETH AVE, 1717 ARCH STREET PHILADELPHIA PA 19103-2713	9,382.00	7.41%

PIMCO RAE Fundamental International Fund	P		JANNEY MONTGOMERY SCOTT LLC A/C XXXX-XXXX NICHOLAS PAPPAS & CONNIE PAPPAS JT-TEN, 1717 ARCH STREET PHILADELPHIA PA 19103-2713	10,058.15	7.95%

PIMCO RAE Fundamental International Fund	P		JANNEY MONTGOMERY SCOTT LLC A/C XXXX-XXXX MARY F STRALO, 1717 ARCH STREET PHILADELPHIA PA 19103-2713	9,899.18	7.82%

PIMCO RAE Fundamental International Fund	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12,881.47	10.18%

PIMCO RAE Fundamental US Fund	A	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6,718.53	5.39%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO RAE Fundamental US Fund	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	112,359.26	*	90.16%

PIMCO RAE Fundamental US Fund	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3,434.41		20.22%

PIMCO RAE Fundamental US Fund	C	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,404.31	*	25.94%

PIMCO RAE Fundamental US Fund	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	4,784.70	*	28.18%

PIMCO RAE Fundamental US Fund	INST		WESTERN MICHIGAN UNIVERSITY FOUNDATION, INVESTMENTS & ENDOWMENT MANAGEMENT 1903 W MICHIGAN AVE KALAMAZOO MI 49008-5200	2,671,668.37		5.88%

PIMCO RAE Fundamental US Fund	INST		NORTHERN TRUST COMPANY AS CUST FBO THE GEORGE FOUNDATION A/C XX XXXXX, PO BOX 92956 CHICAGO IL 60675-2956	3,577,149.09		7.88%

PIMCO RAE Fundamental US Fund	INST		MISSISSIPPI STATE INVESTMENT POOL, PO BOX 6149 MS STATE UNIV MS 39762-6149	2,389,884.94		5.26%

PIMCO RAE Fundamental US Fund	INST		THE ANNENBERG FOUNDATION TRUST AT SUNNYLANDS, 71231 TAMARISK LN RANCHO MIRAGE CA 92270-2366	2,434,102.44		5.36%

PIMCO RAE Fundamental US Fund	INST	**	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS, 9888888836 NC-1076 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	3,274,174.45		7.21%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO RAE Fundamental US Fund	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,699,541.48		10.35%

PIMCO RAE Fundamental US Fund	INST	**	SEI PRIVATE TRUST COMPANY C/O COMPASS BANK ID XXX, 1 FREEDOM VALLEY DR OAKS PA 19456-9989	2,583,101.21		5.69%

PIMCO RAE Fundamental US Fund	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	2,696,481.02		5.94%

PIMCO RAE Fundamental US Fund	INST		SAN LUIS OBISPO COUNTY PENSION TRUST, 1000 MILL ST SN LUIS OBISP CA 93408-2703	4,523,672.86		9.96%

PIMCO RAE Fundamental US Fund	P	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	179,833.50	*	80.42%

PIMCO RAE Fundamental US Small Fund	A	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,218.36		6.21%

PIMCO RAE Fundamental US Small Fund	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	32,500.91	*	90.99%

PIMCO RAE Fundamental US Small Fund	C	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,000.00	*	100.00%

PIMCO RAE Fundamental US Small Fund	INST		TEXAS TREASURY SAFEKEEPING TRUST CO, 208 E 10TH ST FOURTH FL AUSTIN TX 78701-2407	733,263.14		6.46%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO RAE Fundamental US Small Fund	INST		NORTHERN TRUST AS CUSTODIAN FBO UFCW NORTHERN CALIFORNIA EMPLOYERS JOINT INDIVIDUAL ACCOUNT PLAN A/C XX-XXXXX, PO BOX 92956 CHICAGO IL 60675-2956	1,454,790.65		12.82%

PIMCO RAE Fundamental US Small Fund	INST	**	SEI PRIVATE TRUST COMPANY C/O COMPASS BANK ID XXX, 1 FREEDOM VALLEY DR OAKS PA 19456-9989	1,534,028.52		13.52%

PIMCO RAE Fundamental US Small Fund	INST		WELLS FARGO BANK NA FBO PHILA TEAMST PEN RESEARCH AFF XXXXXXXXXX, PO BOX 1533 MINNEAPOLIS MN 55480-1533	4,645,793.41	*	40.93%

PIMCO RAE Fundamental US Small Fund	INST		WELLS FARGO BANK NA FBO OVERLAKE HOSPITAL CUSTODY ACCOUNT XXXXXXXX, PO BOX 1533 MINNEAPOLIS MN 55480-1533	2,050,704.94		18.07%

PIMCO RAE Fundamental US Small Fund	P		JANNEY MONTGOMERY SCOTT LLC A/C XXXX-XXXX NICHOLAS PAPPAS & CONNIE PAPPAS JT-TEN, 1717 ARCH STREET PHILADELPHIA PA 19103-2713	1,586.33		8.37%

PIMCO RAE Fundamental US Small Fund	P		JANNEY MONTGOMERY SCOTT LLC A/C XXXX-XXXX JOHN L KENSECKI, 1717 ARCH STREET PHILADELPHIA PA 19103-2713	2,246.95		11.86%

PIMCO RAE Fundamental US Small Fund	P		JANNEY MONTGOMERY SCOTT LLC A/C XXXX-XXXX SALLY M HAGGERTY, 1717 ARCH STREET PHILADELPHIA PA 19103-2713	1,231.83		6.50%

PIMCO RAE Fundamental US Small Fund	P		JANNEY MONTGOMERY SCOTT LLC A/C XXXX-XXXX JAMES E MCELHENNY AND LYNN S MCELHENNY JT-TEN, 1717 ARCH STREET PHILADELPHIA PA 19103-2713	2,255.72		11.90%

PIMCO RAE Fundamental US Small Fund	P		JANNEY MONTGOMERY SCOTT LLC A/C XXXX-XXXX MARY F STRALO, 1717 ARCH STREET PHILADELPHIA PA 19103-2713	1,561.26		8.24%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO RAE Fundamental US Small Fund	P		JANNEY MONTGOMERY SCOTT LLC A/C XXXX-XXXX SALLY E WILL-WEBER XX W ELIZABETH AVE, 1717 ARCH STREET PHILADELPHIA PA 19103-2713	1,479.72		7.81%

PIMCO RealPathTM Blend Income Fund	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	325.19		5.42%

PIMCO RealPathTM Blend Income Fund	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,870.52	*	64.49%

PIMCO RealPathTM Blend Income Fund	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,805.95	*	30.09%

PIMCO RealPathTM Blend Income Fund	ADMIN	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,004.51	*	100.00%

PIMCO RealPathTM Blend Income Fund	INST	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	301,856.30	*	96.94%

PIMCO RealPathTM Blend 2020 Fund	A	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,003.35	*	100.00%

PIMCO RealPathTM Blend 2020 Fund	ADMIN	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,004.87	*	100.00%

PIMCO RealPathTM Blend 2020 Fund	INST	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	301,979.77	*	96.42%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO RealPathTM Blend 2025 Fund	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	128.55		11.36%

PIMCO RealPathTM Blend 2025 Fund	A	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,003.38	*	88.64%

PIMCO RealPathTM Blend 2025 Fund	ADMIN	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,005.11	*	65.80%

PIMCO RealPathTM Blend 2025 Fund	ADMIN	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	522.44	*	34.20%

PIMCO RealPathTM Blend 2025 Fund	INST	**	ASCENSUS TRUST COMPANY FBO MANGROVE MEDICAL GROUP XXX(K) PS PLAN AND TRUST XXXXXX, PO BOX 10758 FARGO ND 58106-0758	78,469.82		20.56%

PIMCO RealPathTM Blend 2025 Fund	INST	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	301,957.88	*	79.11%

PIMCO RealPathTM Blend 2030 Fund	A		SSB&T CUST IRA FBO THERESA M MINARDI, 6700 MEADE PL DOWNERS GROVE IL 60516-3179	144.76		12.60%

PIMCO RealPathTM Blend 2030 Fund	A	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,003.72	*	87.40%

PIMCO RealPathTM Blend 2030 Fund	ADMIN	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,005.16	*	100.00%

PIMCO RealPathTM Blend 2030 Fund	INST	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	302,063.04	*	96.02%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO RealPathTM Blend 2035 Fund	A	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,004.31	*	45.23%

PIMCO RealPathTM Blend 2035 Fund	A		SSB&T CUST IRA FBO KATHERINE L KUMRO, 3201 DANVILLE BLVD STE 200 ALAMO CA 94507-1938	1,216.08	*	54.77%

PIMCO RealPathTM Blend 2035 Fund	ADMIN	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,004.98	*	98.57%

PIMCO RealPathTM Blend 2035 Fund	INST	**	VANGUARD MARKETING CORPORATION, 100 VANGUARD BLVD MALVERN PA 19355-2331	38,383.85		11.04%

PIMCO RealPathTM Blend 2035 Fund	INST	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	302,001.58	*	86.85%

PIMCO RealPathTM Blend 2040 Fund	A	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,003.88	*	31.73%

PIMCO RealPathTM Blend 2040 Fund	A	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,994.02	*	63.02%

PIMCO RealPathTM Blend 2040 Fund	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	166.19		5.25%

PIMCO RealPathTM Blend 2040 Fund	ADMIN	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	2,497.55	*	71.30%

PIMCO RealPathTM Blend 2040 Fund	ADMIN	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,005.36	*	28.70%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO RealPathTM Blend 2040 Fund	INST	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	302,074.89	*	99.47%

PIMCO RealPathTM Blend 2045 Fund	A	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,003.26	*	100.00%

PIMCO RealPathTM Blend 2045 Fund	ADMIN	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	2,882.51	*	74.14%

PIMCO RealPathTM Blend 2045 Fund	ADMIN	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,005.43	*	25.86%

PIMCO RealPathTM Blend 2045 Fund	INST	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	301,941.80	*	97.17%

PIMCO RealPathTM Blend 2050 Fund	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	477.58		6.26%

PIMCO RealPathTM Blend 2050 Fund	A	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,004.66		13.17%

PIMCO RealPathTM Blend 2050 Fund	A	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6,145.82	*	80.57%

PIMCO RealPathTM Blend 2050 Fund	ADMIN	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	335.46	*	25.02%

PIMCO RealPathTM Blend 2050 Fund	ADMIN	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,005.43	*	74.98%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO RealPathTM Blend 2050 Fund	INST	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	302,055.75	*	98.79%

PIMCO RealPathTM Blend 2055 Fund	A	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,643.13	*	25.04%

PIMCO RealPathTM Blend 2055 Fund	A	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,004.82		15.31%

PIMCO RealPathTM Blend 2055 Fund	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	3,913.62	*	59.64%

PIMCO RealPathTM Blend 2055 Fund	ADMIN	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,005.13	*	91.21%

PIMCO RealPathTM Blend 2055 Fund	ADMIN	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	96.93		8.79%

PIMCO RealPathTM Blend 2055 Fund	INST	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	302,042.46	*	99.55%

PIMCO U.S. Dividend Fund	A	**	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY SAINT LOUIS MO 63102-2188	11,981.40		11.07%

PIMCO U.S. Dividend Fund	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	37,056.95	*	34.24%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO U.S. Dividend Fund	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	34,273.17	*	31.67%

PIMCO U.S. Dividend Fund	A	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12,980.66		11.99%

PIMCO U.S. Dividend Fund	C	**	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	27,245.66	*	26.53%

PIMCO U.S. Dividend Fund	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5,376.47		5.24%

PIMCO U.S. Dividend Fund	C	**	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUNDS OPS MANAGER, 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413	10,193.71		9.93%

PIMCO U.S. Dividend Fund	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	26,297.30	*	25.61%

PIMCO U.S. Dividend Fund	D	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6,423.41	*	89.11%

PIMCO U.S. Dividend Fund	D	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	665.17		9.23%

Fund Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO U.S. Dividend Fund	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	114,928.42	*	27.17%

PIMCO U.S. Dividend Fund	INST	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	306,823.87	*	72.53%

PIMCO U.S. Dividend Fund	P	**	ALLIANZ FUND INVESTMENTS INC, 1633 BROADWAY NEW YORK, NY 10019	1,021.88	*	100.00%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

EXHIBIT C

PIMCO Equity Series

Governance Committee Charter

The provisions of this charter apply to each of PIMCO Equity Series and PIMCO Equity Series VIT (the “Funds”).

Committee Membership

The membership of the Governance Committee (the “Committee”) for each Fund shall comprise all trustees of the Funds.1

Mission

•	To provide a forum for members of the Board of Trustees (the “Board”) to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•

To promote the effective participation of qualified individuals on the Board and its Committees and to consider issues regarding Board succession, including the retirement, resignation or removal of Trustees, as necessary.

Governance Function

1. The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as and when appropriate, to

[1]

Consistent with each Fund’s Declaration of Trust and By-Laws, and subject to the provisions of the Investment Company Act of 1940, as amended, and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended, to the extent that any provision or requirement of this charter cannot be satisfied as a result of the death, declination to serve, resignation, retirement, removal, incapacity or other reason for a vacancy of one or more Trustees, the operation of the relevant provision or requirement shall be suspended (a) for 90 days if (pursuant to the Fund’s Declaration of Trust and applicable law) the vacancy(ies) may be filled by action of the remaining Trustees, or (b) for 150 days if (pursuant to the Fund’s Declaration of Trust and applicable law) a vote of the shareholders is required to fill the vacancy(ies).

discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

2. The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function — Board

1. The Committee shall at times and from time to time make nominations for trustees of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder, potential trustee candidates and nominating shareholders must satisfy the requirements provided in Appendix A to this Charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate trustee nominees submitted by shareholders in a different manner than other nominees.

3. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4. The Committee requires that each prospective trustee candidate have a college degree in addition to relevant business experience. In addition, it is the

Board’s policy that trustees on the Board may not serve simultaneously in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different, but relevant, skills or backgrounds from those already on the Board.

6. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees. The interested trustees of each Fund who are members of the Committee, at the request of and with the participation of the independent trustees, may participate in the process of identifying potential independent trustee candidates and in any related matters, as the independent trustees may request and to the extent permitted under applicable law.

7. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

8. The Committee shall periodically review issues related to the succession of officers of the Funds, including the Chairman of the Board.

Nominating Function — Committees

1. The Committee shall make nominations for membership on all committees of the Funds and submit such nominations to the full Board, and shall review committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized, subject to applicable law. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make and discuss recommendations for any such action to and with the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly prior to the meeting of the full Board in February and November, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. In the event that a Committee meeting is proposed outside of regularly scheduled meetings of the full Board, such meeting will be scheduled only with the unanimous prior consent of the members of the Committee.

2. The Committee shall be responsible for making recommendations to the full Board regarding the retirement, resignation or removal of trustees, in a manner consistent with each Fund’s declaration of trust and by-laws.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

4. The Committee shall review this Charter periodically and recommend any changes to the full Board.

Governance Committee Chairman

1. The Committee shall appoint a Governance Chairman (“Chair”) by a vote of the majority of the members of the Committee. The Chair is encouraged to understand the subtleties of his/her duties as Chair of the Trusts’ Committee, particularly as differentiated from governance committees of public or private corporations or other public entities.

2. The Chair shall serve until a successor is appointed by the Committee, but in any event, for a term not longer than five years from the date of appointment. Upon a vote of the majority of the members of the Committee, the Chair may serve one additional consecutive five-year term. Such additional term may be shortened if a five-year term would extend beyond the Chair’s retirement date contemplated by the Board’s Statement of Retirement Policy (“Retirement Policy”).

3. The Chair may be replaced at any time by a vote of the majority of the members of the Committee (with the Chairman recused).

4. In the event the Chair is serving on the Board pursuant to a waiver of the Board’s Retirement Policy, the Chair shall resign as Chair at the time the Board grants such waiver. For the avoidance of doubt, a member of the Committee that is serving on the Board pursuant to a waiver of the Retirement Policy is not required to step down from the Committee.

History of Approvals and Amendments

Approved: March 30, 2010

Approved: February 28, 2011

Amended and Approved: February 29, 2012 (revisions relating to Appendix A and other non-material changes)

Approved: February 27, 2013

Approved: February 26, 2014

Amended and Approved: November 5, 2014 (revisions related to the Chairman position and other changes related to the Committee’s mission, powers and composition)

Amended and Approved: February 25, 2015 (revisions related to Committee composition and other non-substantive changes)

APPENDIX A

Procedures and Eligibility Requirements for

Shareholder Submission of Trustee Candidates

A.	Nominating Shareholder Requirements

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than $25,000 during the two-year period prior to submitting the trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

The Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

B.	Deadlines and Limitations

The Funds do not hold annual meetings of shareholders. All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

C.	Making a Submission

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

EXHIBIT D

TRUSTEES AND OFFICERS OF THE TRUST

Certain information concerning the current Trustees of the Trust is set forth below. The officers are annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualifies. The address for each of the individuals listed below is 650 Newport Center Drive, Newport Beach, California 92660.

Trustees of the Trust

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustee[1]
Brent R. Harris (1959)	Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Equity Series VIT; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Funds; and Chairman and Trustee, PIMCO Variable Insurance Trust. Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.

(1)	Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees
E. Philip Cannon (1940)	Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Equity Series VIT; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Peter B. McCarthy (1950)	Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Equity Series VIT; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.

(†)	Trustees serve until their successors are duly elected and qualified.
(*)	The information for the individuals listed is as of October 31, 2015.
(**)	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Funds and PIMCO Variable Insurance Trust.

Officers of the Trust

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director, PIMCO. President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director, PIMCO. Chief Compliance Officer, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director and member of Executive Committee, PIMCO. Senior Vice President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Douglas M. Hodge (1957) Senior Vice President	02/2014 to present 03/2010 to 05/2013 President 05/2013 to 02/2014	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 — 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Trustee, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kevin M. Broadwater (1964) Vice President — Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President — Senior Counsel, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.
Joshua D. Ratner (1976) Vice President — Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President — Senior Counsel, Secretary, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income

Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

EXHIBIT E

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PwC provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

PwC audited the financial statements of each series of the Trust for the fiscal year ended June 30, 2015. At a meeting held on August 12, 2015, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of the Trust for the fiscal year ending June 30, 2016. PwC has audited the financial statements of each Fund for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing services to the Funds (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Funds during this period.

Fiscal Year Ended June 30	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non- Audit Services Provided to the Funds and Service Affiliates
2015	$483,201	$410,500	$24,650	$0	$10,251,043
2014	$161,099	$4,500	$14,700	$0	$6,694,089

E-1

The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to PIMCO and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

E-2

PROXY_PES_121015

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

{FUND NAME MERGED}

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 5, 2016

The undersigned holder(s) of the above-listed Fund (the “Fund”), a series of the PIMCO Equity Series (the “Trust”), hereby appoint(s) Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of shareholders of the Trust (the “Special Meeting”) to be held at the Newport Beach Marriott Hotel & Spa, Cardiff Room, 900 Newport Center Drive, Newport Beach, California 92660, on February 5, 2016 beginning at 10:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated December 18, 2015. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 5, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/PIMCOEquitySeries.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

{FUND NAME MERGED}

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Jennifer Holden Dunbar	O	O

	(02) Ronald C. Parker	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]